ONE LIBERTY PROPERTIES, INC.

INVESTOR PRESENTATION

APRIL 2016

onelibertyproperties.com

Table of Contents

Safe Harbor

ONE LIBERTY PROPERTIES, INC.

The statements in this presentation, including targets and assumptions, state the Company's and management's hopes, intentions, beliefs, expectations or projections of the future and are forward-looking statements. It is important to note that the Company's actual results could differ materially from those projected in such forward-looking statements. Factors that could cause actual results to differ materially from current expectations include the key assumptions contained within this presentation, general economic conditions, local real estate conditions, increases in interest rates, tenant defaults, non-renewals, and/or bankruptcies, and increases in operating costs and real estate taxes. Additional information concerning factors that could cause actual results to differ materially from those forward-looking statements is contained in the Company's SEC filings, and in particular the sections of such documents captioned "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations". Copies of the SEC filings may be obtained from the Company or the SEC. The Company does not undertake to publicly update or revise any forward-looking statements included in this presentation, whether as a result of new information, future events or otherwise.

Company Overview

ONE LIBERTY PROPERTIES, INC.

- Fundamentals-focused Real Estate company
- Disciplined track record through economic cycles
- Active net lease strategy
- Experienced management team
- Alignment of interests through significant insider ownership

Experienced Management Team

ONE LIBERTY PROPERTIES, INC.

Patrick J. Callan, Jr. *President & CEO*	▪ Chief Executive Officer since 2008, President since 2006, Director since 2002 ▪ Senior Vice President of First Washington Realty Inc. from 2004 to 2005. A joint venture with CalPERS that controlled 100 shopping centers (13 million square feet) which was sold for $2.6 billion to Regency Centers/Macquarie ▪ Vice President of Kimco Realty Corporation (NYSE: KIM) from 1998 to 2004, joined in 1987. Responsible for a $3 billion, 200+ shopping center portfolio
Lawrence G. Ricketts, Jr. *COO & EVP*	▪ Chief Operating Officer since 2008 and Executive Vice President since 2006 (Vice President since 1999) ▪ Over $1 billion in transaction experience in acquisitions and dispositions on over 180 deals
David W. Kalish, CPA *SVP & CFO*	▪ Senior Vice President and Chief Financial Officer since 1990 ▪ Senior Vice President, Finance of BRT Realty Trust (NYSE: BRT) since 1998 and Senior Vice President and Chief Financial Officer of the managing general partner of Gould Investors L.P. since 1990
Matthew J. Gould *Chairman*	▪ Chairman of the Board since June 2013 and Vice Chairman from 2011 through 2013. President and Chief Executive Officer from 1989 to 1999; Senior Vice President from 1999 to 2011 ▪ Senior Vice President of BRT Realty Trust (NYSE: BRT) since 1993 and Trustee since 2004 ▪ Chairman of the managing general partner of Gould Investors L.P. since January 2013 and President and CEO from 1997 to 2012
Fredric H. Gould *Vice Chairman*	▪ Vice Chairman of the Board since June 2013. Chairman of the Board from 1989 to 2013 ▪ Chairman of BRT Realty Trust (NYSE: BRT) from 1984 to April 2013 and Trustee since 1984 ▪ Chairman Emeritus of the managing general partner of Gould Investors L.P. since January 2013 and Chairman from 1997 to 2013 ▪ Director of EastGroup Properties, Inc. (NYSE: EGP) since 1998

Attractive Portfolio Fundamentals(1)

ONE LIBERTY PROPERTIES, INC.

Total Square Footage	8.2 Million
Property Type as a % of income	Retail: 55.0% Industrial: 22.6% Other: 22.4%
Number of Properties	112
Current Occupancy	98.3%
Annualized Base Rent	$60.0 M
Lease Term Remaining	7.9 Years


Northern Tool – Fort Mill, SC


Office Depot
Office Depot – Cary, NC

(1) Information presented as of December 31, 2015, excluding a portfolio of eight properties disposed of in February 2016 and including five properties owned by unconsolidated joint ventures

Portfolio Detail

ONE LIBERTY PROPERTIES, INC.

Type of Property	Number of Properties	2016 Contractual Rental Income (1)	% of 2016 Contractual Rental Income
Retail – General	39	$ 18,371,426	30.6%
– Furniture	14	5,821,981	9.7
– Restaurant	19	3,933,599	6.6
– Office Supply	7	2,430,407	4.1
– Supermarket	2	2,402,194	4.0
Industrial	19	13,590,373	22.6
Flex	3	3,246,265	5.4
Health & Fitness	3	3,075,583	5.1
Other	6	7,149,186	11.9
	112	**$60,021,014**	**100.0%**

(1) Our 2016 contractual rental income includes (a) after giving effect to any abatements, concessions or adjustments, base rent payable to us in 2016 under leases existing at December 31, 2015 and (b) our $2.7 million share of the base rent payable to our unconsolidated joint ventures. Contractual rental income excludes straight-line rent accruals, amortization of intangibles, and the base rent payable with respect to a portfolio of eight retail properties sold in February 2016.

Diversified Portfolio

ONE LIBERTY PROPERTIES, INC.

- **Geographically diverse footprint with a concentration in the eastern United States**
- **Own 112 properties in 30 states**
- **Strong markets drive value**



Highest State Concentration by 2016 Contractual Rental Income *(1)*			
State	**Number of Properties**	**2016 Contractual Rental Income**	**% of 2016 Contractual Rental Income**
Texas	12	$ 6,485,624	10.8%
New York	9	5,452,729	9.1
Georgia	13	4,484,162	7.5
South Carolina	4	4,272,232	7.1
Pennsylvania	10	3,982,350	6.6
	48	**$24,677,097**	**41.1%**

(1) Our 2016 contractual rental income includes (a) after giving effect to any abatements, concessions or adjustments, base rent payable to us in 2016 under leases existing at December 31, 2015 and (b) our $2.7 million share of the base rent payable to our unconsolidated joint ventures. Contractual rental income excludes straight-line rent accruals, amortization of intangibles, and the base rent payable with respect to a portfolio of eight retail properties sold in February 2016.

Diversified Tenant Base

Top Tenants	Number of Properties	2016 Contractual Rental Income	% of 2016 Contractual Rental Income
Haverty Furniture Companies, Inc. (NYSE: HVT)	11	$ 4,568,723	7.6%
LA Fitness International, LLC	3	3,075,583	5.1
Northern Tool & Equipment	1	2,737,608	4.6
Ferguson Enterprises, Inc.	1	2,466,630	4.1
Office Depot, Inc. (NYSE: ODP)	7	2,430,407	4.1
	23	**$15,278,951**	**25.5%**

Financial Summary

ONE LIBERTY PROPERTIES, INC.

Market Cap (1):	**$380.8 million**
Shares Outstanding (1):	**17.0 million**
Insider Ownership (2):	**23.4%**
Current Annualized Dividend:	**$1.64**
Dividend Yield (3):	**7.3%**


LA Fitness – Secaucus, NJ
LA FITNESS
SIGNATURE CLUB
LA FITNESS

(1) Market cap is calculated using the shares outstanding and the closing stock price of OLP at March 17, 2016
(2) Calculated as of March 17, 2016
(3) Based on closing stock price at March 17, 2016

Targeting Long Term Total Return

ONE LIBERTY PROPERTIES, INC.

Consistent driver of long term stockholder value



10–Year Annualized Total Return (1)
9.4%
7.4%
7.3%
10.0%
9.0%
8.0%
7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
OLP
NAREIT Equity Index
S&P 500

(1) As of December 31, 2015

Growth In Operations

ONE LIBERTY PROPERTIES, INC.

Historical FFO Per Share(1)



7.4% CAGR
$2.00
$1.90
$1.80
$1.70
$1.60
$1.50
$1.59
$1.66
$1.75
$1.97
2012
2013
2014
2015

Historical AFFO Per Share(1)



5.4% CAGR
$2.00
$1.90
$1.80
$1.70
$1.60
$1.65
$1.75
$1.84
$1.92
2012
2013
2014
2015

Dividend Growth Per Share



5.6% CAGR
$1.60
$1.50
$1.40
$1.30
$1.20
$1.34
84% FFO Payout Ratio (2)
$1.42
86% FFO Payout Ratio (2)
$1.50
86% FFO Payout Ratio (2)
$1.58
80% FFO Payout Ratio (2)
2012
2013
2014
2015



Havertys – Cedar Park (Austin), TX

(1) A reconciliation of net income per diluted share, as determined in accordance with GAAP, to FFO per diluted share and AFFO per diluted share may be found at the end of this presentation

(2) Impacting the changes in the FFO payout ratio are distributions of capital gains from property sales, which gains are excluded from the calculation of FFO

Growth Oriented Balance Sheet

ONE LIBERTY PROPERTIES, INC.

Gross Assets (1):	$735.5 million
Total Debt/Gross Assets (2):	50.5%
Fixed Rate Debt (3):	95.1%
Debt Service Coverage Ratio (4):	2.3 to 1.0
Fixed Charge Coverage Ratio (4):	2.1 to 1.0
FFO Payout (5):	80.2%

- **Liquidity available to acquire in excess of an estimated $150 million of properties as of March 17, 2016**
- **$62.2 million available on a $75 million Line of Credit as of March 17, 2016**

(1) Gross assets represents total assets plus accumulated depreciation of $85.2 million at December 31, 2015
(2) Total debt represents total debt plus $18.4 million, representing our 50% share of debt of our unconsolidated joint ventures at December 31, 2015
(3) As of December 31, 2015
(4) Calculated in accordance with the terms of our credit facility at December 31, 2015
(5) Based on the dividends and FFO per share for the year ended December 31, 2015

Laddered Mortgage Debt Maturities(1)

ONE LIBERTY PROPERTIES, INC.

- Weighted average interest rate of 4.6% on fixed rate debt
- There is approximately $8.8 million ($0.52 per share) of scheduled amortization of mortgages for the 12 months ending December 31, 2016

Balloon Payments Due For the Twelve Months Ending December 31



($ in millions)
$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
$23.1 (2)
$14.3 (3)
$12.4
$8.3
$3.4
$168.2
2016
2017
2018
2019
2020
2021 & Beyond

(1) As of December 31, 2015 and includes our share of the mortgage debt of our unconsolidated joint ventures
(2) Includes (i) $8.6 million of debt paid off in February and March 2016 and (ii) $12.2 million of debt which was refinanced in March 2016 with new debt of $18.0 million maturing in 2028
(3) Excludes $7.6 million of debt paid off in connection with a portfolio of eight retail properties sold in February 2016

Lease Maturity Profile

Year Ending December 31,	Number of Expiring Leases	2016 Contractual Rental Income Under Expiring Leases	% of 2016 Contractual Rental Income Represented by Expiring Leases	Approximate Square Feet Subject To Expiring Leases	% of Square Feet Represented by Expiring Leases
2016	16	$ 1,543,172	2.6%	287,164	3.7%
2017	23	2,671,302	4.4	165,524	2.1
2018	30	5,602,892	9.3	618,017	8.0
2019	17	1,977,313	3.3	246,608	3.2
2020	14	3,128,315	5.2	170,621	2.2
2021	14	3,871,932	6.4	444,564	5.7
2022	15	14,104,781	23.5	2,387,438	30.8
2023	8	4,068,358	6.8	564,614	7.3
2024	5	1,909,589	3.2	377,222	4.9
2025	12	6,820,422	11.4	567,449	7.3
2026 & Beyond	25	14,322,938	23.9	1,928,547	24.8
	179	**$60,021,014**	**100.0%**	**7,757,768**	**100.0%**

Consistent Operational Performance

ONE LIBERTY PROPERTIES, INC.

Stable Occupancy(1)


100.0%
98.0%
99.0%
98.9%
98.1%
98.8%
99.6%
98.6%
98.3%
100.0%
90.0%
80.0%
2007
2008
2009
2010
2011
2012
2013
2014
2015

Strong Revenue Growth (2)


($ in millions)
$70
$65
$60
$55
$50
$45
$40
$35
$30
$36.7
$40.9
$43.8
$51.0
$60.5
$65.7
2010
2011
2012
2013
2014
2015

(1) As at December 31 for each of 2007 through 2015 and includes our unconsolidated joint ventures

(2) Includes (a) all tenant related revenues, including straight-line rent accruals and amortization of intangibles and (b) lease termination fees of $1.3 million in 2014 and $2.9 million in 2015.

Acquisition Track Record

- Acquired $95.2 million of properties in 2015 (1)
- One hard contract expected to close in Q2 2016 for a total purchase price of approximately $14 million with an estimated GAAP yield of 7.9% (2)
- Current pipeline of diverse opportunities in excess of $250 million



Acquisitions Per Year
($ in millions)
$120
$100
$80
$60
$40
$20
$0
$0.0
$72.3
$29.6 (1)
$44.6
$107.5
$56.8
$95.2 (1)
2009
2010
2011
2012
2013
2014
2015

(1) Includes our 50% share of an unconsolidated joint venture property in (a) Savannah, GA, acquired in 2011 and (b) Manahawkin, NJ, acquired in 2015
(2) Contract represents the purchase of a retail property in Minneapolis, MN

Recent Acquisitions

ONE LIBERTY PROPERTIES, INC.

Date Acquired	Property Type	Tenant (or d/b/a)	MSA	State	Lease Expiration	Purchase Price (in '000s)	GAAP Yield (1)	Financing Info (at time of purchase) (in '000s)
03/30/16	Industrial	Multi tenant industrial	Greenville	SC	12/31/17-4/30/21	$17,050	7.7%	All Cash
09/25/15	Industrial	Fed Ex and Chep USA	St. Louis	MO	08/31/22-10/31/24	$19,050	7.5%	$12,383 mortgage
07/28/15	Industrial	Supplier to auto industry	Birmingham	AL	02/28/22	$16,618	7.4%	All Cash
06/15/15	Shopping Center(2)	Kmart, TJ Maxx, Regal Cinemas, etc.	Manahawkin	NJ	04/30/16-10/31/23	$21,750	10.0%	$13,050 mortgage
05/20/15	Industrial	Archway Roofing	Louisville	KY	06/30/17	$ 300	12.2%	All Cash
03/31/15	Retail	Shopko	Lincoln	NE	01/30/21	$ 6,300 (3)	9.6%	All Cash
03/24/15	Other	The Meadows Apartments	Chicago	IL	03/31/45	$ 9,300	9.5%	All Cash
03/18/15	Industrial	Interline Brands	Louisville	KY	01/21/21	$ 4,400	10.3%	$ 2,640 mortgage
02/25/15	Shopping Center	Club USA, Chase, Tile Shop, etc.	Denver	CO	07/31/15-12/31/32	$17,485	7.7% (4)	$11,853 mortgage
11/21/14	Industrial	Progressive Converting	Minneapolis	MN	01/31/24	$ 7,200	7.4%	All Cash
10/21/14	Retail	Vacant (5)	Philadelphia	PA	N/A	$ 7,729	N/A	$4,635 mortgage
10/02/14	Other	Regal Cinemas Theater	Indianapolis	IN	12/31/27	$ 9,000	8.1%	All Cash
06/26/14	Industrial	Noxell Corporation (6)	Baltimore	MD	12/31/15	$11,650	7.8% (7)	All Cash
06/04/14	Other	River Crossing Apartments	Atlanta	GA	05/31/44	$ 6,510	14.3%	All Cash
05/21/14	Retail	Hobby Lobby	Minneapolis	MN	02/29/24	$ 4,770	7.4%	All Cash
05/07/14	Retail	Savers Thrift Superstore	Denver	CO	09/30/22	$ 4,825	8.8%	All Cash
01/23/14	Restaurant	Chuck E. Cheese	Indianapolis	IN	06/30/18	$ 2,138	7.7%	All Cash
01/21/14	Retail	Total Wine & More	Greensboro	NC	10/31/17	$ 2,971	9.5%	All Cash

(1) GAAP yield represents the base rent and straight line rental accruals payable over the remaining term of the lease, annualized, divided by the purchase price
(2) Represents our 50% share of the purchase price paid and the mortgage obtained by an unconsolidated joint venture in which we have a 50% interest
(3) We purchased our unconsolidated joint venture partner's 50% interest
(4) Represents the GAAP yield earned by our consolidated joint venture in which we have a 90% interest
(5) The tenant filed for Chapter 11 bankruptcy protection and the lease was rejected in September 2015
(6) This property was leased to a new tenant, US Lumber LLC, in January 2016 for approximately 10 years
(7) Represents the GAAP yield earned by our consolidated joint venture in which we have a 95% interest

Recent Mortgages

ONE LIBERTY PROPERTIES, INC.

Date Financed	Property Type	Tenant (or d/b/a)	MSA	State	Mortgage Amount (in '000s)	Mortgage Maturity	Interest Rate
03/11/16 (1)	Supermarket	Whole Foods	West Hartford	CT	$18,000	04/01/28	3.38%
01/21/16	Industrial	Fed Ex	Tampa	FL	$ 2,500	12/05/25	3.57%
01/14/16 (1)	Retail	Avalon Carpet and Tile Store	Deptford	NJ	$ 2,850	02/01/41	3.95%
10/28/15	Industrial	Midtown Comics	New Hyde Park	NY	$ 2,700	11/01/25	4.00%
07/23/15	Office Supply	Office Depot	Raleigh/Durham	NC	$ 3,336	06/05/25	4.35%
07/23/15	Office Supply	Office Depot	Chicago	IL	$ 3,954	06/05/25	4.35%
07/23/15	Office Supply	Office Depot	El Paso	TX	$ 2,595	06/05/25	4.35%
07/23/15	Office Supply	Office Depot	Eugene	OR	$ 2,970	06/05/25	4.35%
06/15/15 (2)	Shopping Center	Kmart, TJ Maxx, Regal Cinemas, etc.	Manahawkin	NJ	$13,050	07/01/25	4.00%
06/11/15 (1)	Flex	L3 Communications	Hauppauge	NY	$12,500	07/01/27	4.04%
03/23/15	Office Supply	Office Depot, Party City, PetSmart	Lake Charles	LA	$ 5,525	06/30/22	3.59%
03/18/15	Industrial	Interline Brands	Louisville	KY	$ 2,640	02/05/21	3.88%
02/25/15	Shopping Center	Club USA, Chase, The Tile Shop, etc.	Denver	CO	$11,852	02/25/25	4.12%
02/10/15	Industrial	Progressive Converting	Minneapolis	MN	$ 4,450	03/01/25	4.20%
02/06/15 (1)(2)	Industrial	Caterpillar Global Mining	Milwaukee	WI	$ 3,737	03/01/22	3.49%
01/30/15	Retail	Hobby Lobby	Onalaska	WI	$ 3,800	02/01/30	4.38%

(1) These mortgages were refinanced or modified
(2) Represents our 50% share of a mortgage in an unconsolidated joint venture

Acquisition Case Study – Industrial

- In March 2015, acquired a distribution facility in Louisville, KY, net leased to Interline Brands, Inc. which was acquired by The Home Depot, Inc. (NYSE: HD)
- Interline Brands is a large-scale national distributor of maintenance, repair and operations products
- 6 miles southeast of downtown Louisville– Southside/Airport features a low vacancy rate of 2.6% on 39 million SF
- The building is 125,370 SF on 5.49 acres of land with 20' clear heights,18 dock doors and 3 drive-in doors. A $450,000 renovation was recently completed



Louisville
Jeffersonville
Riverwood
Northfield
Graymoor-Devondale
Rolling Fields
Druid Hills
Richlawn
St Matthews
Lyndon
Seneca Gardens
St Regis Park
6 Miles
SUBJECT PROPERTY
4829 Jennings Lane,
Louisville, KY 40218
INTERLINE
Louisville International Airport
GE Appliances
Hollow Creek

Purchase Price	$4,400,000
Mortgage (1)	(2,640,000)
Net Equity Invested	$1,760,000
Year 1 Base Rent	$451,332
Interest Expense - 3.88% (1)	(101,983)
Net Cash to OLP	$349,349
Return on Equity	***19.85%***



(1) Mortgage with an interest rate of 3.88% closed simultaneously with the acquisition

Acquisition/Disposition Case Study

ONE LIBERTY PROPERTIES, INC.

- In October 2011, acquired a vacant Home Depot in Cherry Hill, NJ through a consolidated JV
- 6 miles east of downtown Philadelphia
- The building is 114,000 SF on 12.4 acres of land
- Simultaneously with closing, we entered into a long term lease with Burlington Coat Factory for approximately 60% of the building
- Financed the asset in February 2012
- Leased the remaining vacant space to Sears Outlet Stores in June 2013
- Property sold January 13, 2015 for $16.3 million, resulting in a gain to OLP of approximately $4.7 million, net of all costs

Purchase Price	$ 5,800,000
Improvements	$ 4,746,000
Sale Price	$16,300,000
Internal Rate of Return to OLP	***22.3%***


sears outlet


Burlington

Acquisition Case Study – Short Term Lease

ONE LIBERTY PROPERTIES, INC.

- In June 2014, acquired a distribution warehouse in Joppa, MD through a consolidated JV
- Simultaneously net leased to Noxell Corp, a subsidiary of Proctor & Gamble (NYSE: PG), through December 31, 2015
- 19 miles north of Baltimore, MD - approximately 1.5 miles from a full interchange on Interstate 95
- 258,710 SF building on 19.20 acres of land, with 36-40' clear heights, 25+ dock doors and expansion area
- In January 2016, signed a new lease with US Lumber Group, LLC for approximately 10 years
- Rent increased by 14.0%
- Investing approximately $1.6 million to expand the parking lot for additional trailer storage space, adding dock doors and renovating office area

Purchase Price	$11,650,000
Year 1 Base Rent for Prior Tenant	$905,485
Year 1 Return on Equity	***7.77%***
Total Purchase Price	$11,650,000
Improvements	1,600,000
Mortgage (1)	(10,000,000)
Net Equity Invested	$3,250,000
Year 1Base Rent for New Tenant (2)	$1,032,000
Interest Expense - 3.85% (1)	(380,724)
Net Cash to OLP	$651,276
Stabilized Return on Equity	***20.04%***



(1) Based on the following terms quoted by an institutional lender: 12 year fixed rate $10.0 million mortgage loan with an interest rate of approximately 3.85%

(2) Base rent anticipated to commence in November 2016.

Tenant Profile – LA Fitness

ONE LIBERTY PROPERTIES, INC.

- Tenant: LA Fitness International LLC
- Represents 5.1% of 2016 contractual rental income
- LA Fitness currently operates over 800 clubs in 21 states
- The company was founded in 1984 and is headquartered in Irvine, CA
- 3 properties representing 141,663 SF

<u>**% of 2016 Contractual Rental Income**</u>

  - Secaucus, NJ: 2.3%
  - Tucker, GA: 1.6%
  - Hamilton, OH: 1.2%

Representative LA Fitness – Secaucus, NJ

- Building: 44,863 SF on 1.23 acres
- 3 Mile Demographics (Source: Sites USA 2015)
  - Population: 288,679
  - Daytime Population: 94,623 (within a 3 mile radius)
  - Average HH Income: $84,797
- Location: 485 Harmon Meadow Blvd, Secaucus, NJ; 4 miles west of Manhattan
- The Harmon Meadow development features 2 million SF of office space, 7 hotels and over 1 million SF of retail space
- Lease expires February 28, 2025



LA FITNESS
SIGNATURE CLUB
LA FITNESS

LA Fitness – Secaucus, NJ



North Bergen
Guttenberg
West New York
Union City
Weehawken
Hoboken
495
9A
New Jersey



KOHLS
Walmart
Marshalls

Aerial Photo of Secaucus, NJ

Source: Tenant's website

Summary – Why OLP?

ONE LIBERTY PROPERTIES, INC.

- Fundamentals-focused Real Estate company
- Disciplined track record through economic cycles
- Active net lease strategy
- Experienced management team
- Alignment of interests through significant insider ownership

ONE LIBERTY PROPERTIES, INC.

APPENDIX

ONE LIBERTY PROPERTIES, INC.

ACQUISITIONS CASE STUDIES

Acquisition Case Study – Ground Lease

- In March 2015, acquired 49 acres of land located in Lakemoor, IL (Chicago MSA) which was simultaneously ground leased to an experienced multi-family operator
- The land is improved by a class A 496 unit garden style multi-family complex
- 19 acres are undeveloped and zoned for an additional 224 units
- The property has been renovated at a cost of approximately $1.0 million



SUBJECT PROPERTY
The Meadows
McHenry
Waukegan
North Chicago
Crystal Lake
42 Miles
Libertyville
Mundelein
Lake Forest
Buffalo Grove
Northbrook
Arlington Heights
Schaumburg
Elgin
Des Plaines
Evanston
Oak Park
Wheaton
Cicero
Chicago

Purchase Price	$ 9,300,000
Year 1 Base Rent	$ 1,102,319
Return on Equity	***11.85%***



Acquisition Case Study – Industrial

ONE LIBERTY PROPERTIES, INC.

- In November 2014, acquired a distribution facility in New Hope, MN (Minneapolis MSA) net leased to Progressive Converting, Inc.
- Progressive Converting is the largest paper converter by market share in the United States
- 7 miles northwest of downtown Minneapolis – northwest Minneapolis-St. Paul submarket features a low vacancy rate of 5.8%
- The building is 121,225 SF on 7.33 acres of land with 27' clear heights and 23 dock doors. A $1.2 million renovation was recently completed



SUBJECT PROPERTY
4948 Winnetka Ave N
Progressive Converting
7 Miles
Brooklyn Park
Brooklyn Center
New Hope
Crystal
Robbinsdale
Golden Valley
Minneapolis
St Louis Park
Fridley
Columbia Heights

Purchase Price	$7,200,000
Mortgage (1)	($4,450,000)
Net Equity Invested	$2,750,000
Year 1 Base Rent	$511,796
Interest Expense - 4.20% (1)	(185,453)
Net Cash to OLP	$326,343
Return on Equity	***11.87%***



(1) Mortgage with an interest rate of 4.20% closed February 10, 2015

Blend and Extend Case Study – Office Depot

- In September 2008, acquired 8 sites from Office Depot in a sale leaseback transaction
- The 10 year original leases were absolute net
- Sold three locations at a profit in 2011 and 2012
- In June 2015, Office Depot agreed to lease extensions through 2025 at four sites, absolute net, with increases of 10% every 5 years
- In exchange for this long term commitment, rent was lowered at the four sites by an average of 7% from the prior rent
- July 2015 – new financing aggregating $12.85 million with a 10 year term at an interest rate of 4.35% secured by the properties with extended leases


Green: Extended
Red: Sold
Black: Dark
United States


Office DEPOT

Releasing Case Study – Office Depot

ONE LIBERTY PROPERTIES, INC.

- Dark and paying Office Depot site located in Kennesaw, GA (Atlanta MSA)
- The building is 32,138 SF on 3.3 acres of land
- In December 2015, simultaneously negotiated a lease termination with Office Depot (obtaining a $950,000 early termination fee) and entered into a new 10 year lease with Bed Bath & Beyond
- Store will operate as Bed Bath & Beyond's new andThat! concept – opening in Q2 2016
- Rent increased by 3.4%


HOBBY LOBBY
Michaels
TARGET
OLD NAVY
SHOE CARNIVAL
ULTA
Thomasville
BED BATH & BEYOND
DSW
Traffic Count
47,000 Daily
Pier 1 imports
HAVERTYS
DICK'S
Christmas Tree Shops


tdFarrell
andThat!
COMING SOON

ONE LIBERTY PROPERTIES, INC.

TOP TENANTS' PROFILES

Havertys Furniture – Tenant Profile

ONE LIBERTY PROPERTIES, INC.

- Tenant: Haverty Furniture Companies, Inc. (NYSE:HVT)
- Represents 7.6% of 2016 contractual rental income
- Full service home furnishings retailer founded in 1885
- Public company since 1929
- 121 showrooms in 16 states in the Southern and Midwestern regions
- Havertys has weathered many economic cycles, from recessions to depressions to boom times
- Total assets of $471 million and stockholders' equity of $302 million as of December 31, 2015


HAVER
FURNI
Havertys – Cedar Park (Austin), TX

Source: Tenant's website

- 11 properties aggregating 611,930 SF
  - Duluth (Atlanta), GA
  - Fayetteville (Atlanta), GA
  - Wichita, KS
  - Lexington, KY
  - Bluffton (Hilton Head), SC
  - Amarillo, TX
  - Cedar Park (Austin), TX
  - Tyler, TX
  - Richmond, VA
  - Newport News, VA
  - Virginia Beach, VA
- Properties subject to a unitary lease which expires in 2022
- The rent per square foot on the portfolio is $7.47

Representative Havertys – Richmond, VA

ONE LIBERTY PROPERTIES, INC.

- Building: 38,788 SF on 2.16 acres. Built in 1979 and renovated and expanded in 2001. Havertys has operated at this location for more than 15 years.
- 3 Mile Demographics (Source: Sites USA, 2015) - Population: 56,212 Average HH Income: $100,449
- Location: 11501 Midlothian Turnpike, Richmond, VA; 8 miles southwest of downtown Richmond (the capital of Virginia)
- Located directly across from Chesterfield Towne Center, a Macerich owned 1.03 million SF super-regional mall on the heavily trafficked Rt-60 (Midlothian Turnpike, traffic counts exceed 50,000 vehicles daily). The site is surrounded by national retailers.



Chesterfield Towne Center
Macerich Owned
1.03 Million SF
macy's
Sears
JCPenney
BARNES & NOBLE
GANDER
DICK'S
LOWE'S
BEST BUY
hhgregg
DSW
Office DEPOT
T.J.maxx
PETSMART
STAPLES
TOYS R US
SUBJECT
PROPERTY
HAVERTYS
Michaels
BED BATH & BEYOND
KOHL'S
TARGET



Richmond
Tuckahoe
Mechanicsville
Bon Air
Midlothian
SUBJECT
PROPERTY
HAVERTYS

Source: Tenant's website

Northern Tool & Equipment – Tenant Profile

ONE LIBERTY PROPERTIES, INC.

- Tenant: Northern Tool & Equipment
- Represents 4.6% of 2016 contractual rental income
- A large United States distributor of industrial grade and personal use power tools and equipment
- Acquired The Sportsman's Guide and The Golf Warehouse to sell outdoor sports and leisure goods through their distribution chain
- The Class A, 30 foot clearance building is situated 18 miles south of downtown Charlotte, NC off Interstate-77

- Location: 1850 Banks Road, Fort Mill, SC
- Building: 701,595 SF on 40 acres
- 3 Mile Demographics (Source: Sites USA, 2015)
  - Population: 23,399
  - Average HH Income: $69,468
- Lease expires April 30, 2029


Northern Tool – Fort Mill, SC


I-77 98,000 Traffic Count
SUBJECT PROPERTY 1850 Banks Road, Fort Mill, SC
NORTHERN TOOL + EQUIPMENT
Energizer
New 877,200 SF D.C Facility under Construction
ROSS DRESS FOR LESS
New 1.2 Million SF D.C Facility
West Marine
765,000 SF D.C Facility
N
Huntersville
Rural Hill Nature Preserve
Frank Liske
Harrisburg
Charlotte
Kilborne District Park
Mint Hill
Matthews
Indian Trail
Weddington
Waxhaw

Source: Tenant's website

Ferguson Enterprises – Tenant Profile

ONE LIBERTY PROPERTIES, INC.

- Tenant: Ferguson Enterprises, Inc.
- Represents 4.1% of 2016 contractual rental income
- One of the largest United States distributors of plumbing supplies, pipes, valves and fittings
- Ferguson is a large and profitable United States operating subsidiary of Wolseley plc (LON:WOS), an international industrial supply & distribution company with a $14.4 billion market cap

- Location: 4501 Hollins Ferry Rd, Baltimore MD
- 5 miles south of downtown Baltimore
- Building: 367,000 SF on 28 acres
- 3 Mile Demographics (Source: Sites USA, 2015)
  - Population: 87,051
  - Average HH Income: $64,669
- Lease expires March 31, 2022


FERGUSON
Ferguson - Baltimore, MD

Source: Tenant's website


Baltimore
SUBJECT
PROPERTY
FERGUSON

Office Depot – Tenant Profile

ONE LIBERTY PROPERTIES, INC.

- Tenant: Office Depot, Inc. (NYSE: ODP)
- Represents 4.1% of 2016 contractual rental income
- Leading global provider of office products and services
- The combined entity has more than 1,700 retail stores in 6 countries and closed approximately 350 retail stores between 2014 and 2015
- ODP is rated by S&P B- with a positive outlook
- Revenue of $14.5 billion for the 12 months ended December 26, 2015
- Proposed merger with Staples, subject to various approvals


Office DEPOT
Office Depot – Cary, NC

Source: Tenant's website

- 7 properties representing 174,431 SF

% of 2016 Contractual Rental Income

– Chicago, IL: 0.9%

– Cary (Raleigh-Durham), NC: 0.7%

– El Paso, TX: 0.6%

– Eugene, OR: 0.6%

– Athens, GA : 0.4%

– Lake Charles, LA: 0.4%

– Batavia, NY: 0.5%

- The first 4 locations listed above are subject to similar leases which expire in 2025 and were all part of the original sale leaseback transaction in 2008

Representative Office Depot – Chicago, IL

- Building: 23,939 SF on 2.62 acres. Built in 1994. Office Depot has operated at this location for more than 22 years.
- 3 Mile Demographics (Source: Sites USA, 2015) - Population: 548,147 Average HH Income: $100,223
- Location: 2928 N. Ashland Ave, Chicago, IL; 4 miles northwest of downtown Chicago
- Located in a shopping center co-anchored by Jewel Osco with a 24 hour pharmacy. Other national retailers in the center include T-Mobile, H&R Block, Pier 1 Imports, Game Stop and Super Cuts. The property is approximately 1 mile southwest of Wrigley Field in a dense infill neighborhood.


Wrigley Field
Home of the Cubs
SUBJECT PROPERTY
Office DEPOT
Jewel Osco
WHOLE FOODS
PETSMART
MENARDS
COSTCO
Dominick's
Marshalls
SPORTS AUTHORITY


SUBJECT PROPERTY
Office DEPOT
Chicago

Source: Tenant's website

PORTFOLIO / FINANCIAL DETAIL

GAAP Reconciliation

ONE LIBERTY PROPERTIES, INC.

The following table provides a reconciliation of net income per share of common stock (on a diluted basis) in accordance with GAAP to FFO and AFFO:

	For the Years Ended December 31,				
	2015	2014	2013	2012	2011
GAAP net income attributable to One Liberty Properties, Inc.	**$ 1.22**	**$ 1.37**	**$ 1.14**	**$ 2.16**	**$ 0.96**
Add: depreciation of properties	0.98	0.90	0.78	0.66	0.66
Add: our share of depreciation of unconsolidated joint ventures	0.04	0.02	0.03	0.06	0.05
Add: impairment loss	-	0.07	0.01	-	-
Add: amortization of deferred leasing costs	0.02	0.01	0.01	0.01	0.01
Add: Federal excise tax relating to gain on sales	0.01	0.02	-	0.02	-
Deduct: gain on sales of real estate	(0.32)	(0.63)	-	(1.32)	(0.07)
Deduct: purchase price fair value adjustment	(0.06)	-	-	-	-
Deduct: net gains on sales of real estate of unconsolidated joint ventures	-	-	(0.30)	-	-
Adjustments for non-controlling interests	0.08	(0.01)	(0.01)	-	-
NAREIT funds from operations per share of common stock	**1.97**	**1.75**	**1.66**	**1.59**	**1.61**
Deduct: straight-line rent accruals and amortization of lease intangibles	(0.10)	(0.10)	(0.07)	(0.09)	(0.10)
Deduct: lease termination fee income	(0.17)	(0.08)	-	-	-
Deduct: gain on extinguishment of debt	-	-	-	-	(0.08)
Add: our share of straight-line rent accruals and amortization of lease intangibles of unconsolidated joint ventures	-	-	-	0.01	-
Add: prepayment costs on debt	0.03	0.10	0.01	-	-
Add: amortization of restricted stock compensation	0.14	0.11	0.09	0.08	0.07
Add: amortization and write-off of deferred financing costs	0.06	0.06	0.06	0.06	0.06
Adjustments for non-controlling interests	(0.01)	-	-	-	-
Adjusted funds from operations per share of common stock	**$ 1.92**	**$ 1.84**	**$ 1.75**	**$ 1.65**	**$ 1.56**
AFFO PAYOUT RATIO	**82%**	**82%**	**81%**	**81%**	**85%**